UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2009

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Utah
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

6033 W. Century Blvd, Suite 1090, Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02    ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Acceleration of Vesting of Outstanding Restricted Stock and Stock Options

On April 22, 2009, the Board of Directors (“Board”) of Global Clean Energy Holdings, Inc. (the “Company”) approved accelerating the vesting of (i) certain “unvested” restricted shares of the Company’s common stock, no par value per share (“Common Stock”), and (ii) certain “unvested” options to acquire Common Stock, which remain outstanding under the Company’s employment agreements with Richard Palmer and Bruce Nelson, the Company’s Chief Executive Officer and Chief Financial Officer, respectively.  The Board originally approved the issuance to Mr. Palmer of an aggregate of 3,915,018 restricted shares of Common Stock, and options to acquire up to 12,000,000 shares of Common Stock.  The Board originally approved the issuance to Mr. Nelson of options to acquire up to 4,500,000 shares of Common Stock. The terms of such restricted shares and stock options were disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 17, 2007, and the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2008.

As of April 22, 2009, 652,503 shares of restricted Common Stock and incentive stock options to acquire up to 12,000,000 shares of Common Stock remained unvested pursuant to the terms of the Company’s employment agreement with Mr. Palmer.  The Board approved accelerating the vesting of all restricted shares and stock options that remained unvested as of that date under Mr. Palmer’s employment agreement.

Similarly, as of April 22, 2009, options to acquire up to 3,500,000 shares of Common Stock remained unvested pursuant to the terms of the Company’s employment agreement with Mr. Nelson.  The Board approved accelerating the vesting of all stock options that remained unvested as of that date under Mr. Nelson’s employment agreement.

Non-Employee Director Compensation Policy

On April 22, 2009, the Board adopted a compensation policy for non-employee directors (“Compensation Policy”), effective as of July 1, 2009.  Pursuant to the Compensation Policy, non-employee directors will be entitled to receive the following benefits, among others, in consideration for their services as directors of the Company:

•	Monthly cash payments of $2,000;

•	Annual grants of non-qualified stock options to purchase up to 500,000 shares of the Company’s common stock;

•	Participation in the Company’s stock option plans; and

•	Reimbursement of certain expenses incurred in connection with attendance of meetings of the Board and Board Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

Date: April 30, 2009	By:	/s/ BRUCE NELSON
Bruce Nelson, Chief Financial Officer